EXHIBIT 99.1

Radyne Reports Third Quarter Results

PHOENIX, Nov. 5, 2007 (PRIME NEWSWIRE) -- Radyne Corporation (Nasdaq:RADN), today reported sales of $38.4 million and earnings of $0.19 per diluted share for the third quarter of 2007. This compares to sales of $32.1 million and earnings of $0.15 per diluted share for the third quarter of 2006. For the first three quarters of 2007, sales were $102.3 million and earnings per diluted share were $0.43 compared to $97.9 million and $0.44 for the same period last year. Sales for the third quarter set a new company record surpassing the previous sales record of $36.8 million set during the fourth quarter of 2005.

Year-to-date as well as quarterly results included two months from the Company's recently acquired AeroAstro business unit totaling $2.3 million in sales. AeroAstro designs and builds small and microsatellites and related technologies and operates the Sensor Enabled Notification System (SENS), which provides cost effective satellite based low data rate communications and asset tracking around the world.

The company booked $33.1 million in new orders during the period generating a backlog of $40.3 million. In the year-earlier period, Radyne booked $32.1 million in new orders, resulting in a backlog of $33.2 million. During the month of October, the company booked an additional $22.6 million in new orders.

"We are continuing to execute the objectives outlined in our growth strategy," commented Myron Wagner, CEO. "Sustained strength in our Xicom amplifier business coupled with the penetration of the troposcatter modems market and continued strong interest in our Skywire(tm) product line are positioning our core businesses for stabilized growth. The integration of our newest business, AeroAstro remains on plan, and we look forward to reporting further growth next quarter."

Reported earnings included equity compensation expense of $392,000 during the third quarter of 2007 which reduced EPS by $0.01 per share. Third quarter 2006 equity compensation expense was $924,000 which had the effect of reducing earnings per diluted share by $0.03.

At the end of the third quarter, Radyne's cash balance dropped to $19.9 million from $27.5 million at the end of 2006. As mentioned above, during the third quarter, Radyne completed its purchase of AeroAstro, Inc. for $18.5 million which consisted of $17.2 million of cash, assumption of $354,000 of debt (net of cash acquired), and stock valued at $897,000 at the time of the acquisition announcement.

Radyne will be holding a conference call today, Monday, November 5, 2007 at 4:30 p.m. EST to discuss its third quarter 2007 financial results and operational highlights. The call is open to the public. The domestic dial in number is 1-888-713-3593 (U.S./Canada) and the international dial in number is 913-312-1304. The conference will also be accessible via webcast at http://investors.radn.com.

About Radyne Corporation

Radyne Corporation designs, manufactures, sells, integrates and installs products, systems and software used for the transmission and reception of data and video over satellite, troposcatter, microwave and cable communication networks. The Company sells under four brands:

 * Radyne builds satellite modems, converters and switches,

 * Xicom Technology produces high power amplifiers,

 * AeroAstro is a leader in microsatellite systems, components, and advanced communications technologies,

 * Tiernan supplies HDTV and SDTV encoding and transmission equipment.

Radyne is headquartered in Phoenix, Arizona, with additional offices in Santa Clara and San Diego, California, Ashburn, Virginia and Littleton, Colorado. In addition, the Company has sales offices in Singapore, Beijing, Jakarta and the United Kingdom. For more information, visit our web site at www.radn.com.

Safe Harbor Paragraph for Forward-Looking Statements

This press release includes statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act") and Radyne Corporation claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. Forward-looking statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of Radyne Corporation and its subsidiaries to be materially different from those expressed or implied by such forward-looking statements. These forward-looking statements are often characterized by the terms "may," "believes," "projects," "expects," "intends" or "anticipates," and do not reflect historical facts. Specific forward-looking statements contained in this press release include expectations for future revenues, orders and backlog, cash flow and earnings per share and indications that the Company will benefit from strong market demand for its new products. There is no assurance that our businesses will continue to grow or that new product and market initiatives will meet sales expectations in the future. We cannot guarantee that the Company will continue to generate cash and asset fluctuations may be seasonal in nature and not an indication of future results. There can be no assurance that the indicators that the Company relies on to gauge future business prospects, such as backlog and bookings, will accurately forecast future results.

Factors that may affect forward-looking statements and the Company's business generally include but are not limited to the following: changes in demand for the Company's products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, constraints on supplies of critical raw materials, excess or shortage of production capacity, and other risks discussed from time to time in the Company's SEC filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions.

Forward-looking statements speak only as of the date the statement was made. Radyne Corporation does not undertake and specifically declines any obligation to update any forward-looking statements. In addition, the Company does not endorse any projections regarding future performance that may be made by third parties.

                            Radyne Corporation
                  Condensed Consolidated Balance Sheets
                    (in thousands, except share data)
                                Unaudited

                                         September 30,  December 31,
                                             2007           2006
                                         -------------  ------------
                   Assets
  Current assets:
  Cash and cash equivalents                   $ 19,917      $ 27,540
  Accounts receivable - trade, net
   of allowance for doubtful accounts
   of $476 and $266, respectively               25,318        27,828
  Cost in excess of billings                     1,194            --
  Inventories                                   24,755        21,106
  Deferred tax assets                            3,456         2,593
  Income tax receivable                            932            --
  Prepaid expenses and other assets                740         1,196
                                         -------------  ------------
   Total current assets                         76,312        80,263

  Goodwill                                      45,176        29,950
  Intangibles                                    9,135         5,567
  Deferred tax assets, net                         105           190
  Property and equipment, net                    3,619         3,822
  Other assets                                     248           212
                                         -------------  ------------
   Total Assets                              $ 134,595     $ 120,004
                                         =============  ============
          Liabilities and Stockholders' Equity
 Current liabilities:
  Accounts payable                             $ 7,349       $ 5,959
  Accrued expenses                               9,297         9,994
  Customer advance payments                      1,474         1,057
  Income taxes payable                              --           981
                                         -------------  ------------
   Total current liabilities                    18,120        17,991

  Obligation under capital lease                   234            --
  Deferred rent and other                          744           148
                                         -------------  ------------
   Total liabilities                            19,098        18,139
                                         -------------  ------------
 Stockholders' Equity:
  Common stock; $.001 par value -
   authorized, 50,000,000 shares; issued
   and outstanding, 18,697,037 shares and
   18,351,576 shares, respectively                  19            18
  Additional paid-in capital                    80,390        75,500
  Retained earnings                             34,980        26,315
  Other comprehensive income                       108            32
                                         -------------  ------------
   Total stockholders' Equity                  115,497       101,865
                                         -------------  ------------
   Total Liabilities and Stockholders'
    Equity                                   $ 134,595     $ 120,004
                                         -------------  ------------

                            Radyne Corporation
              Condensed Consolidated Statements of Operations
                  (in thousands, except per share data)
                                Unaudited

                              Three-Months Ended  Nine-Months Ended
                                 September 30,      September 30,
                               ----------------   ------------------
                                 2007     2006      2007      2006
                               -------- --------  -------- --------
  Net sales                    $ 38,374 $ 32,073  $102,340 $ 97,899
  Cost of sales                  23,177   17,865    61,215   56,372
                               -------- --------  -------- --------
   Gross profit                  15,197   14,208    41,125   41,527
 Operating expenses:
  Selling, general and
   administrative                 7,393    7,543    21,017   21,259
  Research and development        3,073    2,880     8,942    8,220
                               -------- --------  -------- --------
   Total operating expenses      10,466   10,423    29,959   29,479
                               -------- --------  -------- --------
 Earnings from operations         4,731    3,785    11,166   12,048

 Other (income) expense:
  Interest expense                    6       64        17      210
  Interest and other income        (316)    (358)   (1,200)    (952)
                               -------- --------  -------- --------
  Earnings before income taxes    5,041    4,079    12,349   12,790
   Income tax expense             1,455    1,325     4,197    4,487
                               -------- --------  -------- --------
  Net earnings                 $  3,586 $  2,754  $  8,152 $  8,303
                               ======== ========  ======== ========
 Earnings per share:
   Basic                       $   0.19 $   0.15  $   0.44 $   0.46
                               ======== ========  ======== ========
   Diluted                     $   0.19 $   0.15  $   0.43 $   0.44
                               ======== ========  ======== ========
 Weighted average number of
  common shares outstanding:
   Basic                         18,614   18,238    18,462   17,938
                               ======== ========  ======== ========
   Diluted                       19,210   18,922    19,047   18,819
                               ======== ========  ======== ========

                             Radyne Corporation
                Condensed Consolidated Statements of Cash Flows
                              (in thousands)
                                Unaudited

                                                  Nine-Months Ended
                                                     September 30,
                                                  ------------------
                                                    2007      2006
                                                  --------  --------
  Cash flows from operating activities:
   Net earnings                                   $  8,152  $  8,303
   Adjustments to reconcile net earnings to
    net cash provided by operating activities:
     Gain on disposal of property and equipment       (102)     (244)
     Provision for bad debt                           (201)      341
     Deferred income taxes                            (379)      133
     Depreciation and amortization                   2,787     2,688
     Tax benefit from stock plan dispositions          104     1,237
     Amortization of stock compensation                981     2,052
  Increase (decrease) in cash resulting
   from changes in:
    Accounts receivable                              5,144    (2,091)
    Cost in excess of billings                      (1,195)       --
    Inventories                                     (3,572)   (3,230)
    Income tax receivable                             (932)     (622)
    Prepaids and other assets                          501       477
    Accounts payable                                   333    (1,155)
    Accrued expenses                                (1,885)     (206)
    Income taxes payable                              (638)     (609)
    Customer advance payments                          379    (1,155)
    Accrued stock option compensation                   --       (45)
    Deferred revenue                                    59        --
                                                  --------  --------
      Net cash provided by operating activities      9,536     5,874
                                                  --------  --------
 Cash flows from investing activities:
  Acquisitions, net of cash acquired               (17,782)     (104)
  Capital expenditures                              (1,470)   (1,640)
  Proceeds from sales of property and equipment        144       353
                                                  --------  --------
    Net cash used in investing activities          (19,108)   (1,391)
                                                  --------  --------
 Cash flows from financing activities:
  Payment of notes payable                              --      (750)
  Exercise of stock options                            992     6,180
  Net proceeds from sales of common stock to
   employees                                           595       610
  Tax benefit from stock plan dispositions             298     1,256
  Principal payments on capital lease obligations      (12)       --
                                                  --------  --------
    Net cash provided by financing activities        1,873     7,296
                                                  --------  --------
  Effects of exchange rate changes on cash and
   cash equivalents                                     76        17
                                                  --------  --------
  Net increase in cash and cash equivalents         (7,623)   11,796
                                                  --------  --------
  Cash and cash equivalents, beginning of year      27,540    16,928
  Cash and cash equivalents, end of quarter       $ 19,917  $ 28,724
                                                  ========  ========
 Supplemental disclosures of cash flow
  information:
  Cash paid for interest                          $     17  $    220
                                                  ========  ========
  Cash paid for taxes                             $  5,705  $  3,092
                                                  ========  ========
 Non-cash investing activities:
  Issuance of 219,709 shares of common stock in
   acquisition                                    $  1,865  $     --
                                                  ========  ========
 Supplemental disclosures of non-cash
  flow information:
   Adjustments for Xicom acquisition accounting   $     --  $    488
                                                  ========  ========
   Deferred tax asset change due to adoption
    of FIN 48                                     $    568  $     --
                                                  ========  ========

                            Radyne Corporation
                            Segment Reporting
                                Unaudited

                   Three-Months ended September 30, 2006
                             (in thousands)

                      Satellite
                     electronics
                        and
                      broadcast  Ampli-   Micro-
                      equipment  fiers  satellites Corporate  Total
                      ---------------------------------------------

  Net sales            $ 16,503 $ 15,570 $    -- $     -- $  32,073
  Operating income
   (expense)              6,632    1,541      --   (4,388)    3,785
                       ======== ======== ======= ======== =========
  Depreciation and
   amortization        $    266 $    654 $    -- $     -- $     920
                       ======== ======== ======= ======== =========

                   Three-Months ended September 30, 2007
                             (in thousands)

                      Satellite
                     electronics
                         and
                      broadcast  Ampli-  Micro-
                      equipment  fiers satellites  Corporate  Total
                      ---------------------------------------------

  Net sales            $ 15,668 $ 20,394 $ 2,312 $     -- $  38,374
  Operating income
   (expense)              2,925    3,544 $  (109)  (1,629)    4,731
                       ======== ======== ======= ======== =========
  Depreciation and
   amortization        $    244 $    642 $   112 $     -- $     998
                       ======== ======== ======= ======== =========

                   Nine-Months ended September 30, 2006
                             (in thousands)

                      Satellite
                     electronics
                        and
                      broadcast  Ampli-  Micro-
                      equipment  fiers satellites Corporate  Total
                      ---------------------------------------------

  Net sales            $ 51,295 $ 46,604 $    -- $     -- $  97,899
  Operating income
   (expense)             19,616    4,694      --  (12,262)   12,048
                       ======== ======== ======= ======== =========
  Depreciation and
   amortization        $    791 $  1,897 $    -- $     -- $   2,688
                       ======== ======== ======= ======== =========
  Total assets         $ 54,942 $ 61,017 $    -- $     -- $ 115,959
                       ======== ======== ======= ======== =========

                   Nine-Months ended September 30, 2007
                             (in thousands)

                      Satellite
                     electronics
                         and
                      broadcast   Ampli-   Micro-
                      equipment   fiers  satellites Corporate Total
                      ---------------------------------------------

  Net sales            $ 46,766 $ 53,262 $ 2,312 $     -- $ 102,340
  Operating income
   (expense)              9,049    7,265    (109)  (5,039)   11,166
                       ======== ======== ======= ======== =========
  Depreciation and
   amortization        $    773 $  1,902 $   112 $     -- $   2,787
                       ======== ======== ======= ======== =========
  Total assets           46,678   64,247  23,670       --   134,595
                       ======== ======== ======= ======== =========

RADN-PR

CONTACT:  Radyne Corporation
          Malcolm Persen, Chief Financial Officer
          602-437-9620